Exhibit 99.2

Supplemental Operating and Financial Data Third Quarter 2014

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3	Tenant Analysis and Leasing Activity
		20 Largest Tenants, Industry Profile	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & AFFO	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and AFFO	28
		NOI	29
Owned and Managed Portfolio Overview	14-17

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

September 30, 2014	2

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE MKT: FSP) is investing in institutional-quality office properties in the U.S. FSP’s strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our top five markets of Atlanta, Dallas, Denver, Houston, and Minneapolis. FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income. FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

Our Business

As of September 30, 2014, the Company owned and operated a portfolio of real estate consisting of 39 properties, managed 11 Sponsored REITs and held six promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Management Team

George J. Carter	Scott H. Carter
President, Chief Executive Officer	Executive Vice President, General
Chairman of the Board	Counsel and Assistant Secretary

Barbara J. Fournier	Jeffrey B. Carter
Executive Vice President, Chief Operating Officer,	Executive Vice President and
Treasurer, Secretary and Director	Chief Investment Officer

Janet Notopoulos	John G. Demeritt
Executive Vice President and Director	Executive Vice President and
Chief Financial Officer

Inquiries

Inquires should be directed to: John Demeritt, CFO

877-686-9496 or InvestorRelations@franklinstreetproperties.com

Snapshot (as of September 30, 2014)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	39
Total Square Feet	9.7 Million
Trading Symbol	FSP
Exchange	NYSE MKT
Common Shares Outstanding	100,187,405
Quarterly Dividend	$0.19
Dividend Yield	6.8%
Total Market Capitalization	$2.0 Billion
Insider Holdings	10.1%

September 30, 2014	3

Summary of Financial Highlights (in thousands, except per share data)

(in thousands except per share amounts, SF & number of properties)	For the Three Months Ended
	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Income Items:
Rental revenue	$59,728	$60,994	$61,597	$61,307	$56,760	$46,017	$42,842
Total revenue	61,190	62,741	63,263	63,024	58,446	47,671	44,495
Adjusted EBITDA*	33,973	34,359	35,175	35,645	31,862	26,074	24,712
Equity in losses of non-consolidated REITs	(455)	(552)	(484)	(543)	(431)	(196)	(188)
Net income	1,567	3,713	3,573	6,591	4,094	4,741	4,401
FFO*	27,904	28,254	28,779	29,220	27,566	22,810	21,237

Per Share Data:
EPS	$0.02	$0.04	$0.04	$0.07	$0.04	$0.05	$0.05
FFO*	$0.28	$0.28	$0.29	$0.29	$0.28	$0.25	$0.26
Weighted Average Shares (diluted)	100,187	100,187	100,187	100,187	100,187	91,847	82,937
Closing share price	$11.22	$12.58	$12.60	$11.95	$12.74	$13.20	$14.62
Dividend	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Payout Ratio:	68%	67%	66%	66%	69%	77%	74%

Balance Sheet Items:
Real estate, net	$1,542,012	$1,549,963	$1,558,136	$1,568,338	$1,575,690	$1,280,252	$1,128,398
Other assets, net	425,305	438,634	467,539	475,696	500,939	428,789	383,244
Total assets, net	1,967,317	1,988,597	2,025,675	2,044,034	2,076,629	1,709,041	1,511,642
Total liabilities, net	968,948	975,853	993,273	993,868	1,017,480	627,997	657,809
Shareholders' equity	998,369	1,012,744	1,032,402	1,050,166	1,059,149	1,081,044	853,833

Market Capitalization and Debt:
Total Market Capitalization (a)	$2,029,103	$2,176,858	$2,198,861	$2,123,739	$2,227,888	$1,903,974	$1,834,295
Total debt outstanding	905,000	916,500	936,500	926,500	951,500	581,500	621,750
Debt to Total Market Capitalization	44.6%	42.1%	42.6%	43.6%	42.7%	30.5%	33.9%
Debt to Adjusted EBITDA	6.7	6.7	6.7	6.5	7.5	5.6	6.3

Owned Portfolio Leasing Statistics:
Owned portfolio assets (includes asset held for sale before 12/31/13)	39	39	39	39	40	38	37
Portfolio total SF	9,690,361	9,686,215	9,686,055	9,685,285	9,807,339	8,529,752	7,856,859
Portfolio % leased	93.3%	94.1%	94.5%	94.1%	93.8%	94.4%	94.4%

(a) Total Market Capitalization is the closing share price multilplied by the number of shares outstanding plus total debt outstanding on that date.

* See pages 9 & 10 for reconciliations of Net Income to FFO and Adjusted EBITDA, respectively, and the Appendix for Defintions of these Non-GAAP Measures beginning on page 27.

September 30, 2014	4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

				Nine Months					For the
	For the Three Months Ended			Ended	For the Three Months Ended				Year Ended
	31-Mar-14	30-Jun-14	30-Sep-14	30-Sep-14	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13

Revenue:
Rental	$61,597	$60,994	$59,728	$182,319	$42,842	$46,017	$56,760	$61,307	$206,926
Related party revenue:
Management fees and interest income from loans	1,643	1,671	1,462	4,776	1,622	1,642	1,665	1,717	6,646
Other	23	76	—	99	31	12	21	—	64
Total revenue	63,263	62,741	61,190	187,194	44,495	47,671	58,446	63,024	213,636

Expenses:
Real estate operating expenses	15,071	14,995	15,632	45,698	10,770	11,116	13,991	15,223	51,100
Real estate taxes and insurance	9,251	9,763	8,555	27,569	6,595	7,308	8,801	8,912	31,616
Depreciation and amortization	24,300	23,563	24,878	72,741	15,781	16,919	22,163	23,976	78,839
Selling, general and administrative	3,272	3,148	3,071	9,491	2,532	3,204	3,477	2,698	11,911
Interest	7,176	6,891	6,883	20,950	4,208	4,174	5,474	7,198	21,054
Total expenses	59,070	58,360	59,019	176,449	39,886	42,721	53,906	58,007	194,520

Income before interest income, equity in losses of non-consolidated REITs and taxes	4,193	4,381	2,171	10,745	4,609	4,950	4,540	5,017	19,116
Interest income	1	1	—	2	1	4	5	6	16
Equity in losses of non-consolidated REITs	(484)	(552)	(455)	(1,491)	(188)	(196)	(431)	(543)	(1,358)

Income before taxes on income	3,710	3,830	1,716	9,256	4,422	4,758	4,114	4,480	17,774
Income tax expense	137	117	149	403	119	115	118	128	480

Income from continuing operations	3,573	3,713	1,567	8,853	4,303	4,643	3,996	4,352	17,294
Income from discontinued operations	—			—	98	98	98	81	375
Gain (loss) on sale, less applicable income tax	—	—	—	—	—	—	—	2,158	2,158

Net income	$3,573	$3,713	$1,567	$8,853	$4,401	$4,741	$4,094	$6,591	$19,827

Weighted average number of shares outstanding, basic and diluted	100,187	100,187	100,187	100,187	82,937	91,847	100,187	100,187	93,855

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.04	$0.04	$0.02	$0.09	$0.05	$0.05	$0.04	$0.04	$0.18
Discontinued operations	—	—	—	—	—	—	—	—	—
Gain (loss) on sale, less applicable income tax	—	—	—	—	—	—	—	0.03	0.03
Net income per share, basic and diluted	$0.04	$0.04	$0.02	$0.09	$0.05	$0.05	$0.04	$0.07	$0.21

September 30, 2014	5

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	March 31,	June 30,	September 30,	December 31,
	2014	2014	2014	2013	2013	2013	2013
Assets:
Real estate assets:
Land	$185,479	$185,479	$185,479	$141,545	$157,879	$185,479	$185,479
Buildings and improvements	1,605,808	1,609,747	1,613,699	1,175,743	1,320,703	1,599,519	1,603,941
Fixtures and equipment	1,296	1,395	1,633	904	960	985	1,170
	1,792,583	1,796,621	1,800,811	1,318,192	1,479,542	1,785,983	1,790,590
Less accumulated depreciation	234,447	246,658	258,799	189,794	199,290	210,293	222,252
Real estate assets, net	1,558,136	1,549,963	1,542,012	1,128,398	1,280,252	1,575,690	1,568,338

Acquired real estate leases, net	172,262	161,519	149,019	102,274	129,226	194,893	183,454
Investment in non-consolidated REITs	79,983	79,405	78,907	81,746	81,523	81,065	80,494
Assets held for sale	—			10,431	10,286	10,143	—
Cash and cash equivalents	20,031	18,455	15,930	17,282	24,962	25,539	19,623
Restricted cash	688	728	707	583	602	623	643
Tenant rent receivables, net	6,035	2,867	2,865	2,357	2,331	6,029	5,102
Straight-line rent receivable, net	44,392	46,021	46,737	36,210	37,865	40,086	42,261
Prepaid expenses and other assets	9,954	9,716	9,768	10,545	12,532	11,846	11,215
Related party mortgage loan receivable	101,916	88,436	88,436	96,896	97,846	98,846	99,746
Other assets: derivative asset	4,801	2,626	4,582	—	6,739	4,365	5,321
Deferred leasing commissions, net	27,477	28,861	28,354	24,920	24,877	27,504	27,837
Total assets	$2,025,675	$1,988,597	$1,967,317	$1,511,642	$1,709,041	$2,076,629	$2,044,034

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$316,500	$296,500	$285,000	$221,750	$181,500	$331,500	$306,500
Term loan payable	620,000	620,000	620,000	400,000	400,000	620,000	620,000
Accounts payable and accrued expenses	34,390	34,590	40,228	25,493	29,971	39,907	44,137
Accrued compensation	1,027	2,052	2,863	540	1,677	2,432	2,985
Tenant security deposits	4,258	4,259	4,331	2,474	3,074	3,891	4,027
Other liabilities: derivative termination value	3,825	5,985	4,847	778	—	4,579	2,044
Acquired unfavorable real estate leases, net	13,273	12,467	11,679	6,774	11,775	15,171	14,175
Total liabilities	993,273	975,853	968,948	657,809	627,997	1,017,480	993,868

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—
Common stock	10	10	10	8	10	10	10
Additional paid-in capital	1,273,556	1,273,556	1,273,556	1,042,876	1,273,585	1,273,585	1,273,556
Accumulated other comprehensive income (loss)	976	(3,359)	(265)	(778)	6,739	(214)	3,277
Accumulated distributions in excess of accumulated earnings	(242,140)	(257,463)	(274,932)	(188,273)	(199,290)	(214,232)	(226,677)
Total stockholders’ equity	1,032,402	1,012,744	998,369	853,833	1,081,044	1,059,149	1,050,166
Total liabilities and stockholders’ equity	$2,025,675	$1,988,597	$1,967,317	$1,511,642	$1,709,041	$2,076,629	$2,044,034

September 30, 2014	6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Nine Months ended September 30,		Twelve Months ended December 31
	2014	2013	2013	2012

Cash flows from operating activities:
Net income	$8,853	$13,236	$19,827	$7,633
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	74,237	56,796	81,267	57,500
Amortization of above market lease	560	(277)	(365)	71
Gain (loss) on sale, less applicable income tax	—	—	(2,158)	14,826
Equity in earnings (losses) from non-consolidated REITs	1,491	(1,220)	1,358	(2,033)
Distributions from non-consolidated REITs	—	—	—	705
Increase in bad debt reserve	125	814	(1,250)	65
Changes in operating assets and liabilities:
Restricted cash	(64)	(48)	(68)	(82)
Tenant rent receivables	2,112	(3,060)	(2,103)	(354)
Straight-line rents	(4,038)	(3,920)	(5,782)	(4,464)
Lease acquisition costs	(438)	(820)	(1,146)	(2,520)
Prepaid expenses and other assets	(106)	(1,845)	(1,547)	(328)
Accounts payable and accrued expenses	(2,133)	6,860	11,137	3,717
Accrued compensation	(122)	(108)	445	318
Tenant security deposits	304	1,402	1,538	481
Payment of deferred leasing commissions	(4,854)	(7,532)	(9,125)	(5,179)

Net cash provided by operating activities	75,927	60,278	92,028	70,356

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(12,403)	(569,036)	(574,065)	(221,170)
Investment in non-consolidated REITs	—	4,858	4,858	(1)
Distributions in excess of earnings from non-consolidated REITs	81	81	108	2,105
Investment in related party mortgage loan receivable	(2,570)	(4,950)	(8,200)	(74,580)
Repayment of related party mortgage loan receivable	13,880	—	2,350	121,200
Proceeds received on sales of real estate assets	—	—	12,301	157

Net cash provided by (used in) investing activities	(1,012)	(569,047)	(562,648)	(172,289)

Cash flows from financing activities:
Distributions to stockholders	(57,108)	(50,552)	(69,588)	(63,032)
Proceeds (costs) from equity offering, net	—	230,711	230,682	—
Borrowings under Revolver	10,000	160,000	160,000	294,750
Repayments under Revolver	(31,500)	(45,250)	(70,250)	(527,000)
Borrowing (repayment) of term loan payable, net	—	220,000	220,000	400,000
Deferred Financing Costs	—	(1,868)	(1,868)	(5,331)

Net cash provided by (used in) financing activities	(78,608)	513,041	468,976	99,387

Net decreases in cash and cash equivalents	(3,693)	4,272	(1,644)	(2,546)

Cash and cash equivalents, beginning of period	19,623	21,267	21,267	23,813

Cash and cash equivalents, end of period	$15,930	$25,539	$19,623	$21,267

September 30, 2014	7

Property Net Operating Income (NOI)* with Same Store comparison (in thousands)

(in thousands)	Rentable				Nine				Nine
	Square				Months				Months
	Feet	Three Months Ended			Ended	Three Months Ended			Ended	Inc	%
Region	or RSF	31-Mar-14	30-Jun-14	30-Sep-14	30-Sep-14	31-Mar-13	30-Jun-13	30-Sep-13	30-Sep-13	(Dec)	Change
East	1,442	$4,727	$4,786	$4,758	$14,271	$4,756	$5,440	$4,914	$15,110	$(839)	-5.6%
MidWest	1,682	5,107	5,062	5,187	15,356	4,839	5,008	4,944	14,791	565	3.8%
South	3,525	14,135	13,694	13,720	41,549	13,227	13,297	13,199	39,723	1,826	4.6%
West	1,088	2,567	2,761	2,729	8,057	2,350	2,118	2,440	6,908	1,149	16.6%
Same Store	7,737	26,536	26,303	26,394	79,233	25,172	25,863	25,497	76,532	2,701	3.5%

Acquisitions	1,953	10,037	9,623	9,059	28,719	—	1,203	7,843	9,046	19,673	22.6%
Property NOI from the continuing portfolio	9,690	36,573	35,926	35,453	107,952	25,172	27,066	33,340	85,578	22,374	26.1%
Dispositions and asset held for sale		—	—	—	—	252	252	253	757	(757)	-1.1%
Property NOI		$36,573	$35,926	$35,453	$107,952	$25,424	$27,318	$33,593	$86,335	$21,617	25.0%

Same Store		$26,536	$26,303	$26,394	$79,233	$25,172	$25,863	$25,497	$76,532	$2,701	3.5%

Less Nonrecurring Items in NOI (a)		707	287	199	1,193	63	557	—	620	573	-0.7%

Comparative
Same Store		$25,829	$26,016	$26,195	$78,040	$25,109	$25,306	$25,497	$75,912	$2,128	2.8%

(a)	Nonrecurring Items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.
*	See page 11 for a reconciliation of Net Income to Property NOI and the Appendix for Definitions of Non-GAAP Measures beginning on page 27. Property NOI Excludes NOI from investments in and interest income from secured loans to non-consolidated REITs.

September 30, 2014	8

FFO & AFFO Reconciliation (in thousands, except per share amounts)

				Nine
				Months					For the
	For the Three Months Ended			Ended	For the Three Months Ended:				Year Ended
	31-Mar-14	30-Jun-14	30-Sep-14	30-Sep-14	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13

Net income	$3,573	$3,713	$1,567	$8,853	$4,401	$4,741	$4,094	$6,591	$19,827

Gain (loss) on sale, less applicable income tax	—			—	—	—	—	(2,158)	(2,158)
GAAP income from non-consolidated REITs	484	552	455	1,491	188	196	431	543	1,358
FFO from non-consolidated REITs	419	351	508	1,278	647	696	459	346	2,148
Depreciation & amortization	24,289	23,638	25,374	73,301	15,984	17,044	22,176	23,886	79,090
NAREIT FFO*	28,765	28,254	27,904	84,923	21,220	22,677	27,160	29,208	100,265
Acquisition costs	14	—	—	14	17	133	406	12	568
Funds From Operations (FFO)*	$28,779	$28,254	$27,904	$84,937	$21,237	$22,810	$27,566	$29,220	$100,833

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	28,779	28,254	27,904	84,937	21,237	22,810	27,566	29,220	100,833
Reverse FFO from non-consolidated REITs	(419)	(351)	(508)	(1,278)	(647)	(696)	(459)	(346)	(2,148)
Distributions from non-consolidated REITs	27	27	27	81	27	27	27	26	107
Amortization of deferred financing costs	499	499	498	1,496	429	429	456	499	1,813
Straight-line rent	(1,783)	(1,541)	(714)	(4,038)	(657)	(1,186)	(2,078)	(1,862)	(5,783)
Non-investment capex	(1,119)	(2,202)	(943)	(4,264)	(1,118)	(1,622)	(1,552)	(1,479)	(5,771)
Tenant improvements	(1,133)	(1,837)	(2,640)	(5,610)	(1,729)	(5,754)	(4,596)	(2,992)	(15,071)
Leasing commissions	(1,112)	(2,795)	(944)	(4,851)	(2,813)	(1,087)	(3,821)	(1,536)	(9,257)
Adjusted Funds From Operations (AFFO)*	$23,739	$20,054	$22,680	$66,473	$14,729	$12,921	$15,543	$21,530	$64,723

Per Share Data:
EPS	$0.04	$0.04	$0.02	$0.09	$0.05	$0.05	$0.04	$0.07	$0.21
FFO*	0.29	0.28	0.28	0.85	0.26	0.25	0.28	0.29	1.07
AFFO*	0.24	0.20	0.23	0.66	0.18	0.14	0.16	0.21	0.69

Weighted Average Shares (basic and diluted)	100,187	100,187	100,187	100,187	82,937	91,847	100,187	100,187	93,855

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

September 30, 2014	9

EBITDA Reconciliation (in thousands, except ratio amounts)

				Nine
				Months					Year
	For the Three Months Ended			Ended	For the Three Months Ended				Ended
	31-Mar-14	30-Jun-14	30-Sep-14	30-Sep-14	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13

Net income	$3,573	$3,713	$1,567	$8,853	$4,401	$4,741	$4,094	$6,591	$19,827
Interest expense	7,176	6,891	6,883	20,950	4,208	4,174	5,474	7,198	21,054
Depreciation and amortization	24,289	23,638	25,374	73,301	15,984	17,044	22,176	23,886	79,090
Income taxes	137	117	149	403	119	115	118	128	480
EBITDA	35,175	34,359	33,973	103,507	24,712	26,074	31,862	37,803	120,451
Excluding (gain) loss on sale, less applicable income tax	—	—	—	—	—	—	—	(2,158)	(2,158)
Adjusted EBITDA	$35,175	$34,359	$33,973	$103,507	$24,712	$26,074	$31,862	$35,645	$118,293

Interest expense	$7,176	$6,891	$6,883	$20,950	$4,208	$4,174	$5,474	$7,198	$21,054
Scheduled principal payments	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$7,176	$6,891	$6,883	$20,950	$4,208	$4,174	$5,474	$7,198	$21,054

Interest coverage ratio	4.90	4.99	4.94	4.94	5.87	6.25	5.82	4.95	5.62

Debt service coverage ratio	4.90	4.99	4.94	4.94	5.87	6.25	5.82	4.95	5.62

Debt	$936,500	$916,500	$905,000	$905,000	$621,750	$581,500	$951,500	$926,500

Adjusted EBITDA	35,175	34,359	33,973	103,507	24,712	26,074	31,862	35,645
Annualized	140,700	137,436	135,892	138,009	98,848	104,296	127,448	142,580

Debt-to-EBITDA	6.7	6.7	6.7	6.6	6.3	5.6	7.5	6.5

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27. Amounts in the EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization , income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs , which are accounted for under the equity method.

September 30, 2014	10

Reconciliation of Net Income to Property NOI* (in thousands)

				Nine				Nine
Reconciliation to Net income				Months				Months
	Three Months Ended			Ended	Three Months Ended			Ended
	31-Mar-14	30-Jun-14	30-Sep-14	30-Sep-14	31-Mar-13	30-Jun-13	30-Sep-13	30-Sep-13
Net Income	$3,573	$3,713	$1,567	$8,853	$4,401	$4,741	$4,094	$13,236
Add (deduct):
Discontinued operations	—	—	—	—	(98)	(98)	(98)	(294)
Loss provision or (gain) on sale of assets	—	—	—	—	—	—	—	—
Management fee income	(646)	(682)	(649)	(1,977)	(559)	(598)	(692)	(1,849)
Depreciation and amortization	24,300	23,563	24,878	72,741	15,784	16,917	22,163	54,864
Amortization of above/below market leases	(11)	74	497	560	48	(29)	(143)	(124)
Selling, general and administrative	3,272	3,148	3,071	9,491	2,532	3,204	3,477	9,213
Interest expense	7,176	6,891	6,883	20,950	4,208	4,174	5,474	13,856
Interest income	(1,410)	(1,408)	(1,216)	(4,034)	(1,353)	(1,382)	(1,411)	(4,146)
Equity in earnings of				—				—
nonconsolidated REITs	484	552	455	1,491	187	196	431	814
Non-property specific items, net	(165)	75	(33)	(123)	22	(60)	45	7

Property NOI from the continuing portfolio	$36,573	$35,926	$35,453	$107,952	$25,172	$27,065	$33,340	$85,577

Dispositions and asset held for sale	—	—	—	—	252	253	253	758
Property NOI	$36,573	$35,926	$35,453	$107,952	$25,424	$27,318	$33,593	$86,335

* See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

September 30, 2014	11

Debt Summary

					(a)
(dollars in thousands)		Maximum	Amount	Interest	Interest
	Maturity	Amount	Drawn at	Rate	Rate at	Facility
	Date	of Loan	30-Sep-14	Components	30-Sep-14	Fee

2012 Revolver	27-Sep-16	$ 500,000	$ 285,000	L+1.45%	1.60%	0.30%
2012 Term Loan	27-Sep-17	400,000	400,000	0.75% + 1.45%	2.20%	0.30%
2013 Term Loan	26-Aug-20	220,000	220,000	2.32% + 1.65%	3.97%

		$ 1,120,000	$ 905,000		2.44%

(a) Interest rate excludes amortization of deferred financing costs and facility fees, see notes below

On August 26, 2013, we entered into a term loan we call the 2013 Term Loan and borrowed $220 million. On September 27, 2012, we entered into a new bank facility we call the 2012 Credit Facility for a total of $900 million, which is comprised of a line of credit that we can borrow up to $500 million on, which we call the 2012 Revolver and a term loan for $400 million that we call the 2012 Term Loan. Additional information about these loans are in the footnotes to our financial statements. Pricing is leverage based over LIBOR for the 2013 Term Loan and the 2012 Credit Facility. Each of these facilities also has the option to use the respective bank’s base rate.

•	The 2013 Term Loan fixed LIBOR at 2.32% for seven years. The current leverage spread over LIBOR is 1.65%, so our interest rate is 3.97% as September 30, 2014.
•	The 2012 Credit Facility has the 2012 Term Loan with LIBOR fixed at 0.75% for five years and the 2012 Revolver is at the LIBOR rate. The current leverage spread for the 2012 Credit Facility is 1.45%, so our interest rate is 2.20% as of September 30, 2014.
•	The total amount available under the 2012 Credit Facility is $900 million and is subject to a facility fee on the entire amount based on the leverage ratio. As of September 30, 2014, the facility fee was 30 bps based on our leverage ratio, or approximately $2.7 million per year.
•	We incurred financing costs to close the 2013 Term Loan, 2012 Credit Facility and the 2011 Revolver that preceded the 2012 Credit Facility. These costs are deferred and amortized into interest expense during the terms of the loans. The annual run rate for amortization to interest expense from deferred financing costs is approximately $2.0 million.
•	The 2012 Revolver can be extended for 1 year at the Company’s option upon payment of fees and includes an accordion feature that allows for up to $250 million of additional borrowing capacity. The 2013 Term Loan includes an accordion feature that allows for up to $50 million of additional borrowing capacity. The accordion features are subject to receipt of lender commitments and satisfaction of certain customary conditions.

September 30, 2014	12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-14	30-Jun-14	30-Sep-14	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13
Market Data:
Shares Outstanding	100,187	100,187	100,187	82,937	100,187	100,187	100,187
Closing market price per share	$12.60	$12.58	$11.22	$14.62	$13.20	$12.74	$11.95
Market capitalization	$1,262,361	$1,260,358	$1,124,103	$1,212,545	$1,322,474	$1,276,388	$1,197,239
Total Debt	936,500	916,500	905,000	621,750	581,500	951,500	926,500
Total Market Capitalization	$2,198,861	$2,176,858	$2,029,103	$1,834,295	$1,903,974	$2,227,888	$2,123,739

Dividend Data:
Total dividends paid	$19,036	$19,035	$19,036	$15,758	$15,758	$19,036	$19,036
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	65.5%	67.9%	67.9%	73.1%	76.0%	67.9%	65.5%

Liquidity:
Cash and cash equivalents	$20,031	$18,455	$15,930	$17,282	$24,962	$25,539	$19,623
Revolving credit facilities:
Gross potential available under the 2012 Credit Facility	900,000	900,000	900,000	900,000	900,000	900,000	900,000
Less:
Outstanding balance	(716,500)	(696,500)	(685,000)	(621,750)	(581,500)	(731,500)	(706,500)
Total Liquidity	$203,531	$221,955	$230,930	$295,532	$343,462	$194,039	$213,123

*See page 9 for a reconciliation of Net Income to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

September 30, 2014	13

Portfolio Overview

	For the Three Months Ended
	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13
Owned portfolio of commercial real estate:
Number of properties (a)	39	39	39	39	40
Square feet	9,690,361	9,686,215	9,686,055	9,685,285	9,807,339
Leased percentage	93.3%	94.1%	94.5%	94.1%	93.8%

Investments in non-consolidated
commercial real estate:
Number of properties (a)	2	2	2	2	2
Square feet	1,395,500	1,395,500	1,395,500	1,395,500	1,395,500
Leased percentage	71.0%	65.5%	64.0%	64.1%	61.5%

Single Asset REITs (SARs) managed:
Number of properties	9	11	12	12	13
Square feet	2,036,572	2,687,775	3,067,199	3,067,199	3,323,198
Leased percentage	86.6%	89.1%	87.4%	87.4%	86.6%

Total owned (a) , investments
and managed properties:
Number of properties	50	52	53	53	55
Square feet	13,122,433	13,769,490	14,148,754	14,147,984	14,526,037
Leased percentage	89.9%	90.2%	90.0%	89.7%	89.1%

(a) Includes asset held for periods prior to 31-Dec-2013

September 30, 2014	14

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

East Region

Baltimore
East Baltimore	Baltimore	MD	325,445	81.2%	78.0%	$ 23.30

Washington, D.C.
Meadow Point	Chantilly	VA	138,537	92.6%	92.6%	$ 27.32
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$ 38.24
Loudoun Tech Center	Dulles	VA	136,658	92.0%	99.1%	$ 15.95

Richmond
Innsbrook	Glen Allen	VA	298,456	99.9%	99.9%	$ 18.29

Charlotte
Park Seneca	Charlotte	NC	109,674	88.4%	83.7%	$ 15.42
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$ 14.16

Raleigh-Durham
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$ 35.89

East Region Total			1,441,982	93.4%	93.0%	$ 24.54

Midwest Region

Chicago
Northwest Point	Elk Grove Village	IL	176,848	100.0%	100.0%	$ 19.44
909 Davis Street	Evanston	IL	195,245	97.9%	97.9%	$ 35.60

Indianapolis
River Crossing	Indianapolis	IN	205,059	97.6%	98.3%	$ 23.16

St. Louis
Timberlake	Chesterfield	MO	232,766	98.3%	98.3%	$ 21.65
Timberlake East	Chesterfield	MO	116,197	91.0%	91.0%	$ 24.20
Lakeside Crossing	Maryland Heights	MO	127,778	100.0%	100.0%	$ 26.60

Minneapolis
Eden Bluff	Eden Prairie	MN	153,028	100.0%	100.0%	$ 27.86
121 South 8th Street	Minneapolis	MN	475,012	90.8%	90.2%	$ 14.90

Midwest Region Total			1,681,933	96.0%	95.9%	$ 22.61

(a) Weighted Occupied Percentage for the nine months ended September 30, 2014

(b) Weighted Average GAAP Rent per Occupied Square Foot

September 30, 2014	15

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

South Region

Dallas-Fort Worth
Willow Bend Office Center	Plano	TX	117,050	100.0%	98.3%	$ 20.84
Legacy Tennyson Center	Plano	TX	202,600	100.0%	100.0%	$ 17.59
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$ 33.37
Addison Circle	Addison	TX	293,926	95.3%	93.6%	$ 24.46
Collins Crossing	Richardson	TX	300,472	99.5%	99.0%	$ 24.31
Liberty Plaza	Addison	TX	218,934	96.0%	93.9%	$ 20.45

Houston
Park Ten	Houston	TX	157,460	80.3%	87.2%	$ 26.62
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$ 29.69
Park Ten Phase II	Houston	TX	156,746	100.0%	100.0%	$ 31.29
Westchase I & II	Houston	TX	629,025	97.3%	97.1%	$ 32.16

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$ 22.38

Atlanta
One Overton Place	Atlanta	GA	387,267	98.9%	98.9%	$ 22.77
One Ravinia	Atlanta	GA	386,603	93.7%	91.5%	$ 22.87
999 Peachtree	Houston	TX	621,946	97.8%	93.5%	$ 29.07
South Region Total			4,147,157	97.2%	96.3%	$ 26.37

West Region

Seattle
Federal Way	Federal Way	WA	117,010	56.5%	54.9%	$ 18.40

San Francisco-San Jose-Oakland
Hillview Center	Milpitas	CA	36,288	100.0%	100.0%	$ 16.10
Montague Business Center	San Jose	CA	145,951	81.1%	91.6%	$ 16.12

Denver
380 Interlocken	Broomfield	CO	240,184	95.8%	91.6%	$ 29.01
1999 Broadway	Denver	CO	676,279	87.6%	92.0%	$ 30.80
Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$ 23.77
390 Interlocken	Broomfield	CO	241,516	71.2%	69.6%	$ 27.23
1001 17th Street	Denver	CO	655,420	81.1%	86.4%	$ 31.75

Colorado Springs
Centennial Technology Center	Colorado Springs	CO	110,405	97.3%	88.0%	$ 16.00

West Region Total			2,419,289	84.7%	86.9%	$ 27.68

Total Owned			9,690,361	93.3%	93.4%	$ 25.73

(a) Weighted Occupied Percentage for the nine months ended September 30, 2014

(b) Weighted Average GAAP Rent per Occupied Square Foot

September 30, 2014	16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet

Southeast Region

Columbia
1441 Main Street	Columbia	SC	264,857

Atlanta
Satellite Place	Duluth	GA	134,785

Southeast Region Total			399,642

Southwest Region

Houston
Energy Tower I	Houston	TX	325,797

Denver
Highland Place	Centennial	CO	138,771
385 Interlocken	Broomfield	CO	296,868

Southwest Region Total			761,436

Midwest Region

Chicago
East Wacker (a)	Chicago	IL	860,429

Indianapolis
Monument Circle	Indianapolis	IN	213,760

St. Louis
Lakeside Crossing II	Maryland Heights	MO	116,000

Kansas City
Grand Boulevard (b)	Kansas City	MO	535,071

Cincinnati
Centre Pointe V	West Chester	OH	135,936
Union Centre	West Chester	OH	409,798

Midwest Region Total			2,270,994

Total Managed			3,432,072

Total Owned & Managed			13,122,433

(a)   FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.

(b)   FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

September 30, 2014	17

Tenants By Industry (By Square Feet)

Other 15%
Oil & Gas 16%
Medical Professionals & Social Services 2%
Transportation 2%
Restaurants 3%
Medical Research 3%
Real estate (owners, managers, developers) 3%
Government (Federal & State) 5%
Communications (cable, phone, & services) 5%
Architects & Engineers 4%
Prof. Services - Non legal 6%
General Business Services 4%
Insurance 6%
Legal Services 8%
Computer & IT Hardware, Services & Consulting 9%
Banking 9%
Oil & Gas 16%
Banking 9%
Computer & IT Hardware, Services & Consulting 9%
Legal Services 8%
Insurance 6%
General Business Services 4%
Prof. Services - Non legal 6%
Architects & Engineers 4%
Communications (cable, phone, & services) 5%
Government (Federal & State) 5%
Real estate (owners, managers, developers) 3%
Medical Research 3%
Restaurants 3%
Transportation 2%
Medical Professionals & Social Services 2%
Other 15%

September 30, 2014	18

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Portfolio)

			Remaining	Aggregate	% of Aggregate	Annualized	% of Aggregate
	Tenant	Number of	Lease Term	Leased	Leased	Rent	Leased
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank	2	15	263,111	2.7%	$ 2,896,157	1.3%
2	Quintiles Transnational Corp	1	54	259,531	2.7%	8,821,181	3.9%
3	CITGO Petroleum Corporation	1	89	248,399	2.6%	7,558,782	3.3%
4	Sutherland Asbill Brennan LLP	1	67	243,839	2.5%	7,352,253	3.2%
5	Newfield Exploration Company	1	89	234,495	2.4%	7,912,540	3.5%
6	US Government (a)	6	3, 11, 16, 34, 44, 72	224,327	2.3%	7,222,950	3.2%
7	Burger King Corporation	1	48	212,619	2.2%	4,792,432	2.1%
8	Denbury Onshore, LLC	2	58	202,600	2.1%	3,510,042	1.5%
9	RGA Reinsurance Company	2	3	197,354	2.0%	4,304,802	1.9%
10	SunTrust Bank (b)	2	25, 84	182,888	1.9%	3,719,025	1.6%
11	Citicorp Credit Services, Inc	1	27	176,848	1.8%	3,689,049	1.6%
12	C.H. Robinson Worldwide, Inc	1	81	153,028	1.6%	4,221,068	1.8%
13	T-Mobile South, LLC dba T-Mobile	1	53	151,792	1.6%	3,579,531	1.6%
14	Houghton Mifflin Harcourt Publishing Company	1	30	150,050	1.5%	5,962,139	2.6%
15	Petrobras America, Inc.	1	62	144,813	1.5%	4,969,982	2.2%
16	Murphy Exploration & Production Company	1	31	144,677	1.5%	4,439,625	1.9%
17	Argo Data Resource Corporation	1	107	140,246	1.4%	3,741,362	1.6%
18	Monsanto Company	1	64	127,778	1.3%	3,282,617	1.4%
19	Federal National Mortgage Association	1	24	123,144	1.3%	2,008,787	0.9%
20	Vail Corp d/b/a Vail Resorts (c)	1	54, 102	122,232	1.3%	3,376,135	1.5%

			Total	3,703,771	38.2%	$ 97,360,459	42.6%

(a)	Includes 180,444 and 4,990 square feet which expire in 2018 & 2014, respectively. The remaining 38,893 square feet expire between 2015 - 2020.
(b)	Includes 55,388 square feet which expires October 31, 2016.
(c)	Includes 38,293 square feet that expires March 31, 2019. The remaining 83,939 square feet expires March 31, 2023.

September 30, 2014	19

Leasing Activity (Owned Portfolio)

	Nine
	Months	Year	Year
	Ended	Ended	Ended
Leasing Activity	30-Sep-14	31-Dec-13	31-Dec-12
(in Square Feet - SF)

New leasing	75,000	267,000	315,740
Renewals	527,000	645,000	700,838
	602,000	912,000	1,016,578

Other information per SF
(Activity on a year-to-date basis)

GAAP Rents on leasing	$ 27.02	$ 23.33	$ 22.41
Weighted average lease term	6.5 Years	7.2 Years	5.1 Years

Increase over ave GAAP rents in prior year	13.4%	8.0%	1.5%

Average free rent	3 Months	3 Months	3 Months
Tenant Improvements	$ 15.42	$ 18.25	$ 12.26
Leasing Costs	$ 7.84	$ 8.48	$ 5.40

September 30, 2014	20

Lease Expirations by Square Feet (Owned Portfolio)

Year	Total Square Feet	% of Square Feet Commercial

2014	200,150	2.1%
2015	738,292	7.6%
2016	933,033	9.6%
2017	1,099,438	11.3%
2018	929,300	9.6%
2019	1,611,868	16.6%
2020	731,343	7.6%
2021	892,158	9.2%
2022	897,391	9.3%
2023	352,495	3.6%
2024	316,320	3.3%
2025	234,488	2.4%
2026	108,648	1.1%
Vacant	645,437	6.7%

Total	9,690,361	100.0%

September 30, 2014	21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total Final
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring	Cumulative
December 31,	Year	Leases	Leases (a)	Leases	Leases	Total
2014	40 (b)	200,150	5,062,686	25.29	2.2%	2.2%
2015	90	738,292	18,230,146	24.69	8.0%	10.2%
2016	70	933,033	19,347,939	20.74	8.5%	18.7%
2017	74	1,099,438	30,011,734	27.30	13.1%	31.8%
2018	60	929,300	26,586,412	28.61	11.6%	43.4%
2019	57	1,611,868	42,351,189	26.27	18.6%	62.0%
2020	26	731,343	19,768,967	27.03	8.7%	70.7%
2021	18	892,158	22,106,527	24.78	9.7%	80.4%
2022 and thereafter	46	1,909,342 (c)	44,837,407	23.48	19.6%	100.0%
	481	9,044,924	228,303,007	25.24	100.0%
Vacancies as of 9/30/14		645,437
Total Portfolio Square Footage		9,690,361

(a)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at September 30, 2014 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(b)	Includes 21 leases that are month-to-month.
(c)	Includes 51,776 square feet that are non-revenue producing building amenities.

September 30, 2014	22

Capital Expenditures (in thousands)

Capital Expenditures
Owned Portfolio				Nine Months
(in thousands)	For the Three Months Ended			Ended
	31-Mar-14	30-Jun-14	30-Sep-14	30-Sep-14

Tenant improvements	$1,133	$1,837	$2,640	$5,610
Deferred leasing costs	1,112	2,795	944	4,851
Non-investment capex	1,119	2,202	943	4,264
	$3,364	$6,834	$4,527	$14,725

	For the Three Months Ended:				Year ended
	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13

Tenant improvements	$1,729	$5,754	$4,596	$2,992	$15,071
Deferred leasing costs	2,813	1,087	3,821	1,536	9,257
Non-investment capex	1,118	1,622	1,552	1,479	5,771
	$5,660	$8,463	$9,969	$6,007	$30,099

	For the Three Months Ended:				Year ended
	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12

Tenant improvements	$3,014	$2,705	$2,854	$4,464	$13,037
Deferred leasing costs	2,196	1,343	1,104	2,784	7,427
Non-investment capex	746	1,003	711	1,252	3,712
	$5,956	$5,051	$4,669	$8,500	$24,176

September 30, 2014	23

Transaction Activity

Recent Acquisitions:					Purchase Price
	City	State	Square Feet	Date Acquired	(in thousands)
2013
1999 Broadway	Denver	CO	673,793	5/22/13	$ 183,000
999 Peachtree	Atlanta	GA	621,946	7/1/13	157,900
1001 17th Street	Denver	CO	655,420	8/28/13	217,000

2012
One Ravinia	Atlanta	GA	386,603	7/31/12	$ 52,750
Westchase	Houston	TX	629,025	11/1/12	154,750

2011
Emperor Boulevard	Durham	NC	259,531	3/4/11	$ 75,800
Legacy Tennyson Center	Plano	TX	202,600	3/10/11	37,000
One Legacy Circle	Plano	TX	214,110	3/24/11	52,983
909 Davis	Evanston	IL	195,245	9/30/11	37,062
East Renner Road	Richardson	TX	122,300	10/6/11	11,282

Recent Dispositions:
					Net Sales	Gain (Loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
					(in thousands)
2013
East Renner Road	Richardson	TX	122,300	10/29/13	$ 12,300	$ 2,169

2012
Southfield	Southfield	MI	252,613	12/21/12	$ 293	$ (14,826)

2011
Fairview	Falls Church	VA	252,613	1/21/11	$ 89,382	$ 19,592
Bollman (a)	Savage	MD	98,745	6/24/11	7,408	2,346

(a) Industrial property. All other acquisitions and dispositions are office properties

September 30, 2014	24

Loan Portfolio of Secured Real Estate

(dollars in thousands)			Maximum	Amount			Interest
		Maturity	Amount	Drawn at	Interest	Draw	Rate at
Sponsored REIT	Location	Date	of Loan	30-Sep-14	Rate (1)	Fee (2)	30-Sep-14

Secured revolving lines of credit
FSP Highland Place I Corp.	Centennial, CO	31-Dec-14	$ 5,500	$ 3,395	L+4.4%	0.5%	4.56%
FSP Satellite Place Corp.	Duluth, GA	31-Mar-15	5,500	5,500	L+4.4%	0.5%	4.56%
FSP 1441 Main Street Corp.	Columbia, SC	31-Mar-15	10,800	9,000	L+4.4%	0.5%	4.56%
FSP Energy Tower I Corp.	Houston, TX	3-Jul-15	20,000	-	L+5.0%	0.5%	5.16%

Secured construction loan
FSP 385 Interlocken
Development Corp.	Broomfield, CO	30-Apr-15	42,000	37,541	L+4.4%	n/a	4.56%

Mortgage loan secured by property
FSP Energy Tower I Corp. (3)	Houston, TX	3-Jul-15	33,000	33,000	6.41%	n/a	6.41%

			$ 116,800	$ 88,436

(1)	The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.
(2)	The draw fee is a percentage of each new advance, and is paid at the time of each new draw.
(3)	The loan has a secured fixed mortgage amount of $33,000,000, which was extended for one year from July 5, 2014 to July 3, 2015 and an extension fee of $108,900 was paid by the borrower to the Company.

September 30, 2014	25

Net Asset Value Components

(in thousands except per share data)

As of
30-Sep-14
Total Market Capitalization Values
Shares outstanding	100,187.4
Closing price, December 31st	$11.22
Market capitalization	$1,124,103
Debt	905,000
Total Market Capitalization	2,029,103

3 Months
Ended
NOI Components	30-Sep-14

Same Store NOI (1)	$26,394
Acquisitions (1) (2)	9,059
Property NOI (1)	35,453
Full quarter adjustment (3)	—
Stabilized portfolio	$35,453

Financial Statement Reconciliation:
Rental Revenue	$60,068
Rental operating expenses	(15,564)
Real estate taxes and insurance	(8,555)
Taxes (4)	(149)
Management fees & other (5)	(347)
Property NOI (1)	$35,453

Assets:
Loans outstanding on secured RE	$88,436
Investments in SARs (book basis)	78,907
Straight-line rent receivable	46,737
Asset held for sale	—
Cash and cash equivalents	15,930
Restricted cash	707
Tenant rent receivables	2,865
Prepaid expenses	1,942
Office computers and furniture	637
Other assets:
Deferred financing costs, net	6,170
Other assets: Derivative Market Value	4,582
Phoenix Tower Liquidating Trust (6)	4
Other assets	1,015
$247,932
—
Liabilities:
Debt	$905,000
Accounts payable & accrued expenses	43,091
Tenant security deposits	4,331
Other liabilities: derivative liability	4,847
$957,269

Other information:
Leased SF to be FFO producing During 2014	42

Straight-line rental revenue Q2	$715

Management fee income second quarter 2014	$247
Interest income from secured loans	1,216
Management fees and interest income from loans	$1,462

FFO from non-consolidated REITs - Q2 2014 (7):
East Wacker	$173
Grand Boulevard	178
Total	$351

Footnotes to the components

(1)	See pages 11 & 29 for definitions and reconciliations
(2)	Includes NOI from 3 acquisitions made in 2013
(3)	Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary
(4)	HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI
(5)	Management & other fees are eliminated in consolidation but included on Property NOI
(6)	Expected liquidating distribution from sale of equity interest (Collection within 2 years, subject to some expenses)
(7)	We report FFO from non-consolidated REITs for the previous quarter as their financial statements are not yet complete for the current quarter.

September 30, 2014	26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2014	27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Adjusted Funds From Operations (AFFO)

The Company defines AFFO as the sum of (1) FFO; (2) excluding the proportionate share of FFO and including distributions received, from non-consolidated REITs; (3) less the effect of straight-line rent; (4) plus deferred financing costs, (5) less recurring capital expenditures that are generally for (a) maintenance of properties or are second generation capital expenditures or what we call non-investment capex, (b) tenant improvements, (c) leasing commissions; and (6) plus non-cash compensation expenses, if any. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2014	28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income (the most directly comparable GAAP financial measure) plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in both periods, which we call Same Store. The Comparative Same Store results include properties held for the periods presented and exclude significant nonrecurring income such as bankruptcy settlements and lease termination fees. NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

September 30, 2014	29

Investor Relations Contact (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com